UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 13, 2003

SCHUFF INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-22715	86-1033353

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1841 West Buchanan Street, Phoenix, Arizona 85009

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code	(602) 252-7787

Item 5. Other Events.

     On August 13, 2003, Schuff International, Inc. (the “Company”) entered into a Credit and Security Agreement with Wells Fargo Credit, Inc. (the “Lender”), pursuant to which the Lender agreed to advance up to a maximum aggregate amount of $15,000,000 to the Company and cause the issuance of letters of credit in the maximum amount of $11,500,000 for the Company’s account. The facility under the Credit and Security Agreement replaces the Company’s credit facility under the Credit Agreement, dated June 30, 1998, as amended, between the Company and Wells Fargo Bank, N.A. The Credit and Security Agreement, dated as of August 13, 2003, is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No. Description

10.1	Credit and Security Agreement dated August 13, 2003 by and between Schuff International, Inc., other Persons listed therein, and Wells Fargo Credit, Inc.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 27, 2003

SCHUFF INTERNATIONAL, INC., a Delaware corporation

/s/ Michael R. Hill

By: Michael R. Hill, Vice President, Chief Financial Officer, Treasurer, and Secretary (Duly Authorized Representative)

Exhibit Index

Exhibit No. Description

10.1	Credit and Security Agreement dated August 13, 2003 by and between Schuff International, Inc., other Persons listed therein, and Wells Fargo Credit, Inc.